Note 4 - Dispositions	12 Months Ended
Dec. 31, 2011
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
4.	Dispositions

In July 2008, the Company completed the sale of the businesses comprising its Integrated Security Services (“ISS”) segment.  Included in discontinued operations for the year ended December 31, 2009 was an after-tax gain of $791 on the final settlement of ISS working capital.

In December 2008, the Company decided to sell its Chicago-based US mortgage brokerage and servicing operation (“USMB”) due to adverse credit market conditions.  USMB was previously reported within the Commercial Real Estate Services segment.  The Company wrote the net assets of USMB down to fair value less cost to sell as of December 31, 2008, with a loss in the amount of $11,021, which included a deferred income tax valuation allowance of $1,501.  In May 2009, the Company completed the sale of USMB and received aggregate consideration of $2,000.  The after-tax loss on the disposal for 2009 was $367 (net of income taxes of nil).  USMB has been reported as discontinued operations.

In January 2008, the Company decided to exit its Canadian commercial mortgage securitization operation (“CCMS”) due to adverse credit market conditions.  CCMS was previously reported within the Commercial Real Estate Services segment.  The exit was complete as of March 31, 2008 except for the disposal of the remaining mortgage loans receivable.  The last remaining mortgage assets were disposed of in 2009.  This operation has been reported as discontinued operations.

Operating results	2009

Revenues
USMB	$4,438
CCMS	623
5,061

Operating (loss) earnings before income taxes
USMB	$(831)
CCMS	580
(251)
Provision for income taxes	749
Net operating loss from discontinued operations	(1,000)
Net gain on disposal of ISS (after tax)	791
Net loss on disposal of USMB (after tax)	(367)
Net loss from discontinued operations	(576)

Net loss per common share from discontinued operations
Basic	$(0.02)
Diluted	(0.02)